UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549


                                FORM 8-K



                             CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                  Date of Report:  December 18, 1996




                   ELECTRONIC SYSTEMS TECHNOLOGY INC.
                      (A Washington Corporation)

                      Commission File no. 2-92949-S
                IRS Employer Identification no. 91-1238077

                           415 N. Quay St. #4
                          Kennewick  WA  99336
                 (Address of principal executive offices)


     Registrant's telephone number, including area code:(509) 735-9092




























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ITEM 5.  OTHER EVENTS

On December 18, 1996, the Company announced a plan for the repurchase of the Company's common stock, as authorized by the Company's Board of Directors on November 15, 1996, with the decision of whether or not to initiate such plan and if initiated, the terms of commencement of the plan, being at the discretion of the Company's President and CEO, T.L. Kirchner. Pursuant to plan, the Company may repurchase shares of its common stock from time to time in open market transactions through brokers and dealers, up to the amount allocated by the plan of $100,000. Repurchase transactions may commence as soon as January 1, 1997, and may continue through March 31, 1997. For more specific information regarding the stock repurchase plan, reference is made to the Company's press release dated December 18, 1996, incorporated by reference and attached hereto as Exhibit 99.15, and the Plan for Stock Repurchase as approved by the Board of Directors, incorporated by reference and attached hereto as Exhibit 99.16.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS.

          	Exhibit 99.15 -Press release issued December 18, 1996.
           Exhibit 99.16 -Plan for Stock Repurchase, as approved by the
                          Electronic Systems Technology, Inc. Board of
                          Directors.




































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                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC SYSTEMS TECHNOLOGY, INC.

  /s/  T. L. KIRCHNER

By: T.L. Kirchner
President
Date:  December 18, 1996